                                                                   Exhibit 10.26


                                 PROMISSORY NOTE
                               AMENDMENT NUMBER 1

         This Amendment is made as of June 28, 2002 by and between HARRIS INTERACTIVE INC. ("Harris") and ALBERT ANGRISANI ("Angrisani"), and relates to the Promissory Note (the "Note"), dated effective April 11, 2001, in the original principal amount of $500,000 given by Angrisani in favor of Harris.

         Section 2 of the Note is hereby amended to read in its entirety as follows:

                  2. Maturity Date. The unpaid principal amount, together with all accrued and unpaid interest, shall be due and payable on the earlier of (i) January 15, 2003, or (ii) the date Maker's employment with Payee is terminated.

         All other terms of the Note shall remain unchanged and in full force and effect.


HARRIS INTERACTIVE INC.


By:      /s/ Gordon S. Black                      /s/ Albert A. Angrisani
                                                  -----------------------
Title:   Chairman and Chief                       Albert A. Angrisani
           Executive Officer